UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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☐	Soliciting Material Pursuant to § 240.14a-12

PENWEST PHARMACEUTICALS CO.
(Name of Registrant as Specified In Its Charter)

TANG CAPITAL PARTNERS, LP
TANG CAPITAL MANAGEMENT, LLC
KEVIN C. TANG
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.
PERCEPTIVE ADVISORS LLC
JOSEPH E. EDELMAN
RODERICK WONG, M.D.
SAIID ZARRABIAN
JOHN G. LEMKEY
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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 DATED MAY 28 , 2010

ANNUAL MEETING
 OF
 THE SHAREHOLDERS OF PENWEST PHARMACEUTICALS CO.

PROXY STATEMENT
 OF
TANG CAPITAL PARTNERS, LP
AND
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.

To Our Fellow Penwest Pharmaceuticals Co. Shareholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to shareholders of Penwest Pharmaceuticals Co. (the “Company” or “Penwest”) in connection with the solicitation of proxies by Tang Capital Partners, LP, a Delaware limited partnership (“Tang Capital”) and Perceptive Life Sciences Master Fund Ltd., a Cayman Islands Company (“Perceptive” and together with Tang Capital, sometimes referred to herein as “we,” “us” or “our”), to be used at the 2010 Annual Meeting of Shareholders of Penwest (the “Annual Meeting”) and at any adjournments or postponements thereof.  The Company has announced that the Annual Meeting will be held at 10:00 a.m. local time on Tuesday, June 22, 2010, at The Ethan Allen Hotel, 21 Lake Avenue Extension, Danbury, Connecticut 06811.  Penwest has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as April 30, 2010 (the “Record Date”).  Shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting.  This Proxy Statement and the GOLD proxy card are first being furnished to Penwest shareholders on or about May 28 , 2010.

Tang Capital and Perceptive are soliciting your proxy for the Annual Meeting to:

1.  Elect to the board of directors of the Company (the “Board” or “Board of Directors”) Roderick Wong, M.D., Saiid Zarrabian and John G. Lemkey (each a “Nominee” and collectively, the “Nominees”).  All of the Nominees have consented to being named in this Proxy Statement and to serve as directors if elected.

2.  Vote on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

3.  Vote with discretion on any other matters that are properly brought before the meeting and that were not known a reasonable time before the solicitation of proxies.

Tang Capital and Perceptive intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect the Nominees.

PLEASE DO NOT SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY.  IF YOU HAVE ALREADY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, YOU MAY REVOKE THAT PROXY BY SIGNING, DATING AND RETURNING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR BY VOTING IN PERSON AT THE ANNUAL MEETING.  SEE “RECORD DATE AND VOTING” BELOW.

IMPORTANT
YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF WHETHER YOU OWN ONE SHARE OR MANY
SHARES.  TANG CAPITAL AND PERCEPTIVE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED GOLD PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 22, 2010:

Tang Capital and Perceptive’s Proxy Statement is available at: http://www.shareholdermaterial.com/penwestchange .

At this website, Tang Capital and Perceptive’s Proxy Statement, Tang Capital and Perceptive’s additional proxy solicitation material and Tang Capital and Perceptive’s proxy card will be available.

What you need to do now

Your vote is extremely important, regardless of whether you own one share or many shares.  Tang Capital and Perceptive urge you to complete, sign, date and return the enclosed GOLD proxy card today!

●
If your shares are registered in your own name, please complete, sign, date and return the enclosed GOLD proxy card to Tang Capital and Perceptive, c/o The Altman Group, in the enclosed postage-paid envelope today.

●	If you have previously signed and returned a white proxy card to the Company, you have the right to change your vote. Only your latest dated proxy card will count at the Annual Meeting. To revoke any white proxy card you have already sent to the Company, please complete, sign, date and return the enclosed GOLD proxy card to Tang Capital and Perceptive, c/o The Altman Group, in the enclosed postage-paid envelope today. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later-dated proxy for the Annual Meeting to The Altman Group at the address listed below and on the back cover of this Proxy Statement or by voting in person at the Annual Meeting.

●	If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card on your behalf. Tang Capital and Perceptive urge you to confirm your instructions in writing to the person responsible for your account and to provide a copy of those instructions to Tang Capital and Perceptive, c/o The Altman Group, at the address listed below and on the back cover of this Proxy Statement, so that we are aware of your instructions and can attempt to ensure that they are followed.

●	If you have any questions, require assistance in voting your GOLD proxy card or need additional copies of our proxy materials, please call The Altman Group at the phone numbers listed below.

The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, NJ  07071
Banks & Brokers call: (201) 806-2214
Shareholders call:  (866) 620-7619

BACKGROUND AND REASONS FOR THE SOLICITATION

As of the Record Date, Tang Capital and Perceptive, together with our affiliates, beneficially owned an aggregate of 13,172,044 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which represented approximately 41.3% of the shares of Common Stock outstanding as of such date.

Tang Capital and Perceptive believe that the Company’s most valuable asset is the royalty stream on Opana ER that it receives from licensee Endo Pharmaceuticals.  Further, we believe that the net present value of this income stream alone has exceeded the market capitalization of the Company for most of the past year and that this disparity has existed primarily because the Company is spending the cash flow generated by this income stream on activities that we believe will not generate a positive return on investment.  In order to maximize value for shareholders, it is our belief that the Company should make significant operational and strategic changes, including taking the following actions:

●
Curtailing substantially all spending on A0001 and immediately exploring ways to monetize this early-stage development candidate through a corporate partnership or asset sale.  In particular, we believe that all research and development spending on A0001 should be eliminated as quickly as current commitments and scientific prudence allow and in a thoughtful and reasonable manner.  However, until we have completed a thorough evaluation of the resources currently being applied towards A0001, we cannot predict exactly what the ongoing spending on A0001 will be or the amount or timing of any such curtailment of spending;

●
Significantly reducing headcount and other overhead expenses, which we believe continue to be maintained at levels that are in excess of what is required.  Following the Annual Meeting, if our Nominees are elected, we intend to conduct a rapid, detailed review of the Company’s current employee base with the view towards eliminating all positions that are not funded by ongoing drug delivery collaborations or not necessary for the Company’s new operating plan.  We do not have a set target for the number of positions we intend to eliminate, but anticipate that over time most of the Company’s current positions that are not funded by ongoing collaborations can be eliminated;

●	Exploring ways to monetize the Company’s proprietary TIMERx® drug delivery technology through either additional collaborations or the sale of this asset;

●
Exploring ways to return capital to shareholders, beyond the stated plan to pay a special cash dividend in the fourth quarter of 2010, in the most tax-efficient manner available.  We currently have no specific plans for any specific transaction, but, if our Nominees are elected, we anticipate that they will work with the Company and its advisors to develop and evaluate the Company’s options in a thoughtful and expedient fashion; and

●
Evaluating the Company’s executive management team to ensure that its key members are aligned with the interests of shareholders and capable of executing the Company’s new operating plan. We do not know at this time whether such evaluation will result in any changes to current management.

 Each of these actions is aimed at maximizing the value ultimately available to be returned to shareholders from the Opana ER royalty stream and the Company’s other assets. We expect that, if our Nominees are elected at the Annual Meeting, the Board will thoughtfully consider these actions as well as any of our other suggestions and take whatever specific actions are in the best interest of the Company and its shareholders.  The election of our Nominees will not guarantee that our objectives will be realized.  Each member of the Board, including our Nominees, if elected, will exercise his or her own business judgment and each will have an independent duty of good faith and loyalty to the Company.  However, based on conversations with each, we anticipate that our Nominees, if elected, will be more receptive to our recommendations than will the existing members of the Board.

 The Nominees, in combination with Kevin C. Tang and Joseph E. Edelman, who were previously nominated by Tang Capital and Perceptive and elected at the 2009 Annual Meeting of Shareholders of Penwest (the “2009 Annual Meeting”), will constitute a majority of the Board if they are elected and, therefore, if they vote in a coordinated manner, will be able to cause the adoption of measures requiring approval by a majority of the Board without the support of other members of the Board.

Timeline of efforts leading up to this solicitation of proxies

At the 2009 Annual Meeting, the shareholders of the Company elected Mr. Tang and Mr. Edelman to the Board. Also at the 2009 Annual Meeting, Tang Capital and Perceptive proposed a shareholder resolution requesting the Board to take prompt and thoughtful action to wind down substantially all of the Company’s operations. Approximately 64% of the shares of Common Stock that were voted at the 2009 Annual Meeting approved the resolution, yet the Board took no such action. We continue to believe that the Board should take action in accordance with the will of the Company’s shareholders as expressed by the approval of such resolution at the 2009 Annual Meeting. We believe that our anticipated plan, which includes: (a) curtailing substantially all spending on A0001; (b) significantly reducing headcount and other overhead expenses; (c) exploring ways to monetize the Company’s drug delivery technology; and (d) exploring ways to return capital to shareholders, is the best way to implement the resolution.

Beginning in December 2009, Mr. Tang and Mr. Edelman had various discussions with other members of the Board regarding the process for the 2010 Annual Meeting.  On December 29, 2009, in a conference call among Mr. Tang, Mr. Edelman, Paul Freiman, the Company’s Chairman of the Board, and Jennifer Good, the Company’s President and Chief Executive Officer, we informed Mr. Freiman and Ms. Good that we wanted to participate in the process for selecting nominees for election at the Annual Meeting and that we had nominees that we wanted the nominating and corporate governance committee of the Board to consider.  We also expressed our desire that the Board determine a slate of mutually acceptable candidates prior to the deadline in the Company’s bylaws for the notification of any intention to propose an alternative slate of directors.

In January 2010, we had a number of conversations with members of the Board, including Mr. Freiman and Ms. Good, regarding the process for electing nominees and suggested candidates for nomination that would be acceptable to us.

On February 5, 2010, in order to preserve our rights to nominate candidates under the Company’s bylaws while we continued discussions with the Company, Tang Capital and Perceptive delivered a notice (the “Notice”) to the Company of our intention to nominate Roderick Wong, M.D., Saiid Zarrabian and John G. Lemkey for election to the Board.

During the months of February through April 2010, we discussed with the nominating and corporate governance committee of the Board the process for the selection of nominees, the qualifications of our proposed candidates and our thoughts about proper board composition.

In February 2010, through multiple communications to Tang Capital and Perceptive, the Company: (a) confirmed that the size of the Board was fixed at a total of eight members, that there were no vacancies on the Board and that the Company’s bylaws had not been amended since November 7, 2007; (b) notified us that the nominating and governance committee would assess our candidates using the same criteria and the same process as for other candidates and requested certain information from the candidates; (c) confirmed that our Notice had been timely received and that, assuming the accuracy and completeness of the information contained in our Notice, the Notice in all other respects met the requirements of the Company’s bylaws in regard to notices of intention to nominate; and (d) confirmed that it was the intention of the nominating and governance committee to recommend three candidates for nomination by the Board for election at the Annual Meeting.

In March and April 2010, we had discussions with representatives of the nominating and corporate governance committee regarding a potential compromise in order for all parties to avoid the time and expense of a proxy contest.  Also in March 2010, the nominating and corporate governance committee met with two of our Nominees individually as well as with another individual that we recommended for consideration but that is not a Nominee in this Proxy Statement.

During these discussions, no resolution was reached on a set of nominees that would be acceptable to us and to the nominating and corporate governance committee.  On April 22, 2010, the Board, over the objections of Mr. Tang and Mr. Edelman, nominated a slate of directors that did not include any of our proposed candidates.

Tang Capital and Perceptive therefore decided to move forward on this solicitation of proxies to elect the Nominees described herein.  Tang Capital and Perceptive believe that the Nominees possess the skills and experience necessary to effectively govern management and assist it in developing future strategic plans and will be responsive to the best interests of all of the Company’s shareholders.  See the information under the heading “Proposal 1 – Election of Directors” beginning on page  8 for additional information about the Nominees.

SHARES OUTSTANDING AND VOTING RIGHTS

Only holders of Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell shares of Common Stock before the Record Date may not vote such shares at the Annual Meeting.  In addition, shareholders who acquire shares of Common Stock after the Record Date may not vote such shares at the Annual Meeting unless those shareholders obtain a proxy to vote such shares from the shareholder of record on the Record Date.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date.  Holders of record of the Company’s Common Stock on the Record Date are entitled to one vote per share at the Annual Meeting on each proposal.

As of the Record Date, Tang Capital and Perceptive, together with our affiliates, beneficially owned an aggregate of 13,172,044 shares of Common Stock, which represented approximately 41.3% of the shares of Common Stock outstanding as of the Record Date.  References to the percentages of shares of Common Stock outstanding held by Tang Capital and Perceptive in this Proxy Statement are based on the 31,877,826 shares of Common Stock outstanding as of the Record Date, as reflected in the Company’s proxy statement for the 2010 Annual Meeting, and filed with the Securities and Exchange Commission (the “SEC”) on Schedule 14A on May 17, 2010 (the “Penwest Proxy Statement”).  Tang Capital and Perceptive intend to vote all of our shares FOR the election of our Nominees and FOR Proposal 2.

VOTING AND PROXY PROCEDURE

Quorum

The conduct of business at the Annual Meeting requires a quorum.  According to the Company's bylaws, the holders of a majority of all of the shares of stock entitled to vote at the Annual Meeting, present in person or by proxy, shall constitute a quorum for all purposes.  Under applicable law, abstentions and broker non-votes will have no effect and will not be counted towards the vote total for any proposal.  A broker non-vote occurs when shares held of record by a bank, broker or other holder of record for a beneficial owner are deemed present at the meeting for purposes of a quorum, but are not voted on a particular proposal because that record holder does not have discretionary voting power for that particular proposal and has not received voting instructions from the beneficial owner on how to vote on such proposal.

Proposal 1: Election of Directors

The three nominees for election to the Board who receive the most votes cast in favor of their election at the Annual Meeting (also known as a “plurality” of the votes) will be elected, regardless of whether such votes represent a majority of the votes cast.  Abstentions, broker non-votes and withheld votes will have no effect on the outcome of director elections.

    With respect to Proposal 1, the accompanying GOLD proxy card will be voted in accordance with the shareholder’s instructions on such GOLD proxy card. Shareholders may vote for the Nominees by marking the proper boxes on the GOLD proxy card. If no instructions are given with respect to this item, the GOLD proxy card will be voted FOR all of our Nominees.

Proposal 2: Ratification of Selection of Auditors

Based on information contained in the Penwest Proxy Statement, at the Annual Meeting, shareholders will be asked to ratify the appointment by the Board of Ernst & Young LLP as the independent auditors of the Company for the year 2010.  We are not making any recommendation on this proposal.  Please refer to the Penwest Proxy Statement for a more detailed discussion of this proposal.

The affirmative vote of a majority of the shares present or represented by proxy and voting on the proposal is required to ratify the selection of independent auditors.  Shares will not be voted in favor of Proposal 2 and will not be counted as voting on Proposal 2 if (a) the holder of the shares abstains from voting on the proposal, or (b) the shares are broker non-votes.  As a result, abstentions and broker non-votes will have no effect on the outcome of Proposal 2.

With respect to Proposal 2, the accompanying GOLD proxy card will be voted in accordance with the shareholder’s instructions on such GOLD proxy card. Shareholders may vote on the ratification of the appointment of Ernst & Young LLP by marking the proper box on the GOLD proxy card. If no instructions are given with respect to this item, you will be deemed to have given a direction to ABSTAIN from voting the shares represented by the GOLD proxy card with respect to the ratification of the appointment of Ernst & Young LLP.

Revocation of Proxies

Shareholders of the Company may revoke their proxies at any time prior to the vote at the Annual Meeting by attending the Annual Meeting and voting the shares held in their name or by voting shares pursuant to a “legal proxy” from their nominee holder, in person (although attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a properly completed and subsequently dated proxy will also constitute a revocation of any earlier dated proxy.  Written notices of revocation may be delivered either to Tang Capital and Perceptive, c/o The Altman Group, our proxy solicitor, at its address set forth on the back cover of this Proxy Statement, or to the Company at Penwest Pharmaceuticals Co., 2981 Route 22, Patterson, New York 12563, or any other address provided for the purpose of revoking proxies by the Company.  Although a written notice of revocation is effective if delivered to the Company, Tang Capital and Perceptive request that either the original or photostatic copies of all written notices of revocation be mailed to Tang Capital and Perceptive in care of our proxy solicitor at the address set forth on the back cover of the Proxy Statement so that Tang Capital and Perceptive will be aware of all revocations.  Additionally, The Altman Group may use this information to contact shareholders who have revoked their proxies in order to solicit later dated GOLD proxies for the election of the Nominees and the other proposals set forth herein.

Other Matters to Be Considered at the Annual Meeting

Except as set forth above, we are not aware of any matters to be brought before the Annual Meeting.  Should other matters properly be brought before the Annual Meeting that are not known a reasonable time before the solicitation of proxies, the attached GOLD proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such other matters and on all matters incident to the conduct of the Annual Meeting.

Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares represented by properly executed, but unmarked, GOLD proxy cards will be voted at the Annual Meeting as follows:

●	FOR the election of our Nominees to the Board;

●	ABSTAIN from Proposal 2; and,

●	In the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting that are not known a reasonable time before the solicitation of proxies.

INFORMATION ABOUT PARTICIPANTS IN THE SOLICITATION

Tang Capital, Tang Capital Management, LLC, Kevin C. Tang, Perceptive, Perceptive Advisors LLC, Joseph E. Edelman, Roderick Wong, M.D., Saiid Zarrabian and John G. Lemkey are participants (collectively, the “Participants”) in the solicitation of proxies for the Annual Meeting.  Information concerning the Participants, including information related to all transactions by the Participants in the Company’s securities within the past two years, is set forth in Annex A to this Proxy Statement.

The business address of Tang Capital, Tang Capital Management, LLC, Kevin C. Tang, a current director of Penwest, and John G. Lemkey is 4401 Eastgate Mall, San Diego, California 92121.

The business address of Perceptive, Perceptive Advisors LLC and Joseph E. Edelman, a current director of Penwest, is 499 Park Avenue, 25th Floor, New York, New York 10022.

The business address of Roderick Wong, M.D. is c/o RTW Investments, LLC, 1350 Avenue of the Americas, 28th Floor, New York, New York 10019.

The business address of Saiid Zarrabian is P.O. Box 675765, Rancho Santa Fe, California 92067.

Except as set forth in this Proxy Statement (including the Annexes hereto), to the best of Tang Capital’s and Perceptive’s knowledge:

●	During the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);

●	No Participant directly or indirectly beneficially owns any securities of the Company;

●	No Participant owns any securities of the Company which are owned of record but not beneficially;

●	No Participant has purchased or sold any securities of the Company during the past two years;

●
No part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities;

●
No Participant is, or within the past year was, a party to any contract, arrangement or understanding with any persons with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, divisions of losses or profits, or the giving or withholding of proxies;

●	No associate of any Participant owns beneficially, directly or indirectly, any securities of the Company;

●	No Participant owns beneficially, directly or indirectly, any securities of a parent or subsidiary of the Company;

●
No Participant or any of its immediate family members, associates or associates’ immediate family members were a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000;

●	No Participant or any associate of a Participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries;

●
No Participant or any of its immediate family members, associates or associates’ immediate family members have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and

●
No person, including the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise, in any manner to be acted on at the Annual Meeting.

 PROPOSAL 1 – ELECTION OF DIRECTORS

Tang Capital and Perceptive are seeking your support at the Annual Meeting to elect the Nominees.  The Penwest Board of Directors is currently composed of eight directors, three of which have terms that will expire at the Annual Meeting.  For the reasons stated above, we are seeking your support at the Annual Meeting to elect the Nominees.  Under Penwest’s Amended and Restated Articles of Incorporation and Bylaws, the directors elected at the Annual Meeting will serve in such capacity for a three-year term expiring at the Company’s annual meeting of shareholders in 2013 and will remain in office until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Tang Capital and Perceptive have nominated three individuals whom we believe to be highly qualified to serve as directors of the Company.  Tang Capital and Perceptive considered the particular experience, qualifications, attributes and skills of the Nominees before nominating each for election to the Board at the Annual Meeting.  Set forth below are the name, age, present principal occupation, employment history and directorships of publicly held companies of each of the Nominees for at least the past five years.  The business address of each of the Nominees is listed in Annex A under “Information Regarding the Participants in the Solicitation.”  None of the entities referenced in Annex A is a parent or a subsidiary of the Company, and none of the Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company.  To the best of Tang Capital’s and Perceptive’s knowledge, no Nominee has any family relationship with any current or former director or executive officer of the Company or a person nominated or chosen by the Company to be a director or executive officer of the Company.  Except as set forth in this Proxy Statement, there is no other arrangement or understanding between any Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director.  Except as set forth in this Proxy Statement, no Nominee is involved in any material pending legal proceeding with respect to the Company.

Each of the Nominees is independent from the Company in accordance with the SEC and NASDAQ stock market rules on board independence. Each of the Nominees has consented to serve as a director of the Company and to be named in this Proxy Statement as our Nominee.  The Nominees have advised us that, if elected, they are committed to acting in the best interests of the Company’s shareholders, and we believe they will perform their duties diligently and promptly.

Name	Age	Present Principal Occupation, Five-Year Employment History and Public Company Directorships

Roderick Wong, M.D.	33
Roderick Wong, M.D., 33, founded RTW Investments in 2010 and serves as its Managing Member.  Dr. Wong also serves as an Adjunct Assistant Professor at NYU Stern Business School, where he teaches an MBA course entitled Financial Analysis in Healthcare.  From 2005 to 2009, Dr. Wong was employed by Davidson Kempner Capital Management, a New York based investment firm.  At Davidson Kempner, Dr. Wong served as a Managing Director and the Portfolio Manager for the Davidson Kempner Healthcare Funds from their inception.  Previously, Dr. Wong was employed as a Healthcare Analyst at Sigma Capital Management, an SAC Capital company.  He also worked on the biotechnology equity research team at Cowen & Company.  Dr. Wong graduated from the University of Pennsylvania Medical School, received an MBA from Harvard Business School, and graduated Phi Beta Kappa with a BS in Economics from Duke University.  Dr. Wong has substantial investment experience, particularly in the healthcare sector, having invested in over 100 companies representing over $1 billion in investments in healthcare and life science companies.  In his current role at RTW Investments and in his positions with previous investment firms, Dr. Wong performs financial analyses, evaluates strategic transactions, examines business plans, assesses the value of scientific programs and interacts with management and boards of directors of companies.  Based on this, Tang Capital and Perceptive believe that Dr. Wong will be able to provide significant insight and perspective to the Board regarding financial management, preservation of shareholder value and in evaluating efforts to monetize the TIMERx technology and that he is a suitable nominee for election to the Board at the Annual Meeting.

Saiid Zarrabian	57
Saiid Zarrabian, 57, is currently the President and CEO of Cyntellect, Inc., which markets instruments and products to support key applications to advance life science research, biopharmaceutical production, stem cell research and drug discovery.  He is also the Principal of Zarrabian Consulting, an executive and corporate development consulting business he founded in 2002.  From May 2001 to January 2002, Mr. Zarrabian served as President and Chief Operating Officer of Senomyx, Inc., a biotechnology firm involved with discovery of novel flavor ingredients.  Before this, Mr. Zarrabian served as Chief Operating Officer of Pharmacopeia, Inc. (later acquired by Ligand Pharmaceuticals Incorporated), a publicly held biotechnology firm involved with internal drug discovery, combinatorial chemistry, and high-throughput screening products and services, and as President and Chief Operating Officer of Molecular Simulations, Inc. (acquired by Pharmacopeia, Inc.), an industry leading innovator of computational modeling and bioinformatics tools for the pharma/biotech and chemicals industries.  Before that, he served as Chief Operating Officer of Symbolics, Inc., a publicly traded artificial intelligence products and services company.  He currently serves on the board of Cyntellect Inc, Ambit Biosciences Corporation, a privately held biotech company, and eMolecules, Inc., a privately held chemistry product and ecommerce firm.  He has been involved in private and public financings and numerous successful mergers and acquisitions.  Based on Mr. Zarrabian’s more than 16 years of experience in the pharma/biotech and chemical industries, particularly in the areas of operations and strategic planning, and over 30 years of high-technology operational and executive management experience, Tang Capital and Perceptive believe that Mr. Zarrabian is a suitable nominee for election to the Board at the Annual Meeting and that he will be able to provide insight and perspective to the Board regarding potential strategic alternatives, preservation of shareholder value and in evaluating efforts to monetize the TIMERx technology and help with the determination of how to right-size operations and expenses relative to a revised operating plan.

John G. Lemkey	29
John G. Lemkey, 29, is the Chief Financial Officer of Tang Capital Management, LLC, an investment firm focused on the healthcare industry.  Mr. Lemkey has been employed by Tang Capital Management, LLC since April 2006.  From August 2003 to April 2006, Mr. Lemkey worked as an auditor for Ernst and Young LLP.  Mr. Lemkey is a Certified Public Accountant in the state of California (currently in Inactive Status) and received his B.S. degree in Accounting from the University of Southern California.  In his current role at Tang Capital Management, Mr. Lemkey manages an accounting, finance and administrative staff, performs financial and valuation analyses, reviews business plans, designs, negotiates and manages complex financial transactions and interacts with management and boards of directors of portfolio companies, both public and private, primarily in the life sciences industry.  Based on Mr. Lemkey’s strong financial and analytical background and his understanding of the objectives of the Company’s largest shareholders, Tang Capital and Perceptive believe that Mr. Lemkey will be able to provide insight and perspective to the Board regarding the Company’s financial management and expense structure and will be valuable in analyzing and executing on initiatives to maximize value to shareholders from the Opana ER royalty stream and that he is a suitable nominee for election to the Board at the Annual Meeting.

Under Washington corporate law, the Board is charged with the management of the Company, including determining its strategic direction.  Tang Capital and Perceptive believe, therefore, that if the Nominees are elected, they would be in a position, as directors of the Company, to influence the strategic direction of the Company in accordance with their fiduciary duties.  The Nominees, in combination with Kevin C. Tang and Joseph E. Edelman who were previously nominated by Tang Capital and Perceptive and elected at the 2009 Annual Meeting, will constitute a majority of the Board if they are elected and, therefore, if they vote in a coordinated manner, will be able to cause the adoption of measures requiring approval by a majority of the Board without the support of other members of the Board.

Tang Capital and Perceptive reserve the right to nominate additional persons if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting above three.  Additional nominations made pursuant to this paragraph are without prejudice to the position of Tang Capital and Perceptive that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve would be improper.  In the event that any additional person is nominated by us as a result of any increase in the size of the current Board or increase in the number of directors whose terms expire at the Annual Meeting, then such person will be named, and information regarding such person will be provided to shareholders in a proxy supplement and revised proxy card disseminated at that time.

Arrangements and Understandings with the Nominees

The beneficial ownership of Common Stock of the Nominees is set forth below on Annex A under the heading “Information Regarding the Participants in the Solicitation.”  Except as set forth in this Proxy Statement, none of the Nominees has any contract, arrangement or understanding with the Company, or any financial interest concerning the Company other than their financial interests in the value of the Common Stock as set forth on Annex A.

The Nominees will not receive any compensation from either Tang Capital or Perceptive for their services as directors of the Company.  Tang Capital Management, LLC is the general partner of Tang Capital.  John G. Lemkey is an employee of Tang Capital Management, LLC.  Pursuant to such employment, Mr. Lemkey is a participant in a deferred compensation plan, and the value of his plan account is indexed to the performance of Tang Capital, which owns Common Stock. Mr. Lemkey is also a participant in the Tang Advisors, LLC Profit Sharing Plan, which owns Common Stock, and a portion of Mr. Lemkey’s account balance in such plan is based on the market value of the Common Stock.  Tang Capital and Perceptive have verbally agreed to equally share the costs and expenses incurred in connection with the solicitation of proxies to be used at the Annual Meeting and in connection with other actions related to the Company.  Each of Tang Capital and Perceptive may be deemed to have an arrangement or understanding with respect to the voting or investment control of the Common Stock held by such individuals and entities.  Other than pursuant to the foregoing relationships and the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company, if elected as such at the Annual Meeting, there exists no agreement, arrangement or understanding with respect to the Nominees between or among Tang Capital and Perceptive and the Nominees, any of their respective affiliates or associates, or any others acting in concert with the foregoing regarding any securities of the Company or pursuant to which a Nominee is proposed to be elected.

       WE STRONGLY URGE YOU TO VOTE FOR OUR NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED WITH THIS PROXY STATEMENT.  IF YOU SIGN THE ENCLOSED GOLD PROXY CARD WITHOUT INDICATING YOUR VOTE, YOU WILL BE DEEMED TO HAVE DIRECTED THE APPOINTED PROXIES TO VOTE YOUR SHARES FOR THE ELECTION OF ALL OF THE NOMINEES.  IF YOU HAVE ALREADY RETURNED A WHITE  PROXY CARD FURNISHED BY COMPANY MANAGEMENT TO THE COMPANY, SUBMITTING A GOLD PROXY WITH A LATER DATE WILL REVOKE THE EARLIER PROXY.

SOLICITATION OF PROXIES

Proxies may be solicited from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries in person and by mail, phone, publication and electronic means.

Tang Capital and Perceptive have entered into an agreement with The Altman Group for solicitation and advisory services in connection with this solicitation, for which The Altman Group will receive a fee of up to $12,500, additional fees that will be charged on an hourly basis and reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  The Altman Group will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Tang Capital and Perceptive will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  Tang Capital and Perceptive will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that The Altman Group will employ approximately  25 persons to solicit the Company’s shareholders for the Annual Meeting.

Tang Capital and Perceptive will pay the cost of its solicitation of proxies at the Annual Meeting, including the cost of preparing, assembling and mailing this proxy material to shareholders.  Tang Capital’s and Perceptive’s regular full-time employees may solicit proxies during the course of their ordinary employment and will not receive any additional compensation.

Tang Capital and Perceptive have incurred costs for legal counsel and other services related to this solicitation.  The total cost of this solicitation as of May 28 , 2010 was approximately $ 80,000 ; Tang Capital and Perceptive estimate that the final cost of the solicitation will be approximately $ 180,000 .  Tang Capital and Perceptive will not seek reimbursement from the Company for any expenses or costs incurred or reimbursed by Tang Capital and Perceptive in connection with nominating the Nominees and soliciting proxies for their election, including the proxy solicitation fee paid to The Altman Group.

INFORMATION CONTAINED IN THE PENWEST PROXY STATEMENT

Tang Capital and Perceptive have omitted from this Proxy Statement the following information regarding the Company that may be deemed to be required by applicable law and that is included in the Penwest Proxy Statement:

●	Information relating to the ownership of Company securities by certain beneficial owners and management (see the section entitled “Other Information” in the Penwest Proxy Statement);

●
Information regarding the procedures for submitting shareholder proposals and director nominations and for consideration of shareholder proposals for inclusion in the Company’s proxy materials (see the sections entitled “Information About Corporate Governance – Shareholder Nominees” and “Information About the Annual Meeting – How and when may I submit a proposal for the 2011 Annual Meeting?” in the Penwest Proxy Statement);

●
Information required under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, regarding Director Independence, Board Meetings, Committees, Annual Meeting attendance and Shareholder Communications (see the sections entitled “Information About Corporate Governance – Board of Directors,” “Information About Corporate Governance – Board Committees,” “Information About Corporate Governance – Director Candidates and Nomination Process” and “Information About Corporate Governance – Shareholder Communications with the Board of Directors” in the Penwest Proxy Statement); and

●
Information regarding the Company’s compensation policies and compensation paid or payable to directors and executive officers (see the sections entitled “Information About Corporate Governance – Compensation Committee Report,” “Information About Corporate Governance – Executive and Director Compensation Processes” and “Information about Executive and Director Compensation” in the Penwest Proxy Statement).

Shareholders should refer to the Penwest Proxy Statement to review the Company’s disclosures with respect to these matters.  Except as otherwise noted herein, the information concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

The Company is subject to the periodic reporting requirements of the Exchange Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC.  Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC’s website (http://www.sec.gov).

ADDITIONAL INFORMATION

The principal business address of the Company is 2981 Route 22, Patterson, New York 12563.  The Company’s telephone number is (877) 736-9378.

PLEASE VOTE FOR OUR NOMINEES BY SIGNING, DATING AND RETURNING A
GOLD PROXY CARD TODAY!

Sincerely,

TANG CAPITAL PARTNERS, LP
by: Tang Capital Management, LLC, its general partner

/s/ Kevin C. Tang
Kevin C. Tang
Managing Director

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.
by: Perceptive Advisors LLC, its investment manager

/s/ Joseph E. Edelman
Joseph E. Edelman
Managing Member

ANNEX A

INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION

Tang Capital and its Affiliates

Tang Capital is a participant in this solicitation.  As of the Record Date and May 28 , 2010, the approximate date on which this Proxy Statement and the GOLD proxy card are being mailed to shareholders, Tang Capital is the beneficial owner of 6,396,598 shares of Common Stock, 100 shares of which are held of record by Tang Capital, and which represents approximately 20.1% of the Common Stock issued and outstanding as of the Record Date.

Tang Capital Management, LLC, as the general partner of Tang Capital, may be deemed to beneficially own the 6,396,598 shares beneficially owned by Tang Capital.  Tang Capital Management, LLC shares voting and dispositive power over such shares with Tang Capital and Kevin C. Tang.

In the past, Tang Capital has held some of its shares in commingled margin accounts, which extend margin credit to Tang Capital, as and when required, to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and credit policies.  In such instances, the positions held in the margin accounts were pledged as collateral security for the repayment of debit balances in the accounts.  The margin accounts from time to time may have had debit balances.  Since other securities were held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock reported herein.  As of the date of this Proxy Statement, no shares of Common Stock are held in margin accounts or otherwise pledged as security.

Tang Capital Management, LLC is the general partner of Tang Capital.  Kevin C. Tang, a current director of Penwest, is the Managing Director of Tang Capital Management, LLC.

Tang Capital is primarily engaged in the business of investing.  The principal business of Tang Capital Management, LLC is acting as general partner of Tang Capital.

The principal occupation of Mr. Tang is acting as the Managing Director of Tang Capital Management, LLC, the general partner of Tang Capital.

Kevin C. Tang is the beneficial owner of 6,695,598 shares of Common Stock (21.0% of the Common Stock issued and outstanding), comprising 6,396,598 shares beneficially owned by Tang Capital, 147,500 shares beneficially owned by the Tang Family Trust, for which Kevin C. Tang serves as co-trustee, 77,500 shares beneficially owned by the Tang Advisors, LLC Profit Sharing Plan, for which Kevin C. Tang serves as trustee and is a participant, 37,500 shares beneficially owned by the Individual Retirement Account for the benefit of Chang L. Kong (the “Chang IRA”), and 36,500 shares beneficially owned by the Individual Retirement Account for the benefit of Chung W. Kong (the “Chung IRA”).  Kevin C. Tang is a beneficiary of the Tang Family Trust and shares voting and dispositive power over the shares held by the Tang Family Trust with his wife, Haeyoung K. Tang.  Chang L. and Chung W. Kong are Kevin C. Tang’s in-laws, and Mr. Tang may be deemed to have shared dispositive power over the shares held in the Chang IRA and the Chung IRA.

Because Tang Capital Management, LLC and Kevin C. Tang, a current director of Penwest, may directly or indirectly exercise control over Tang Capital, they may be deemed to beneficially own the shares held by Tang Capital and, together with Tang Capital, also may be deemed to be participants in the solicitation of GOLD proxies for the Annual Meeting.

The principal business address of Tang Capital, Tang Capital Management, LLC and Kevin C. Tang is 4401 Eastgate Mall, San Diego, California 92121.

The foregoing percentages were calculated based on the 31,877,826 shares of Common Stock outstanding as of the Record Date, as reflected in the Penwest Proxy Statement.

For information regarding purchases and sales of securities of Penwest during the past two years by Tang Capital and its affiliates, see the information below under the heading “The Participants’ Transactions in the Company’s Securities.”

Perceptive and its Affiliates

Perceptive may be deemed to be a participant in this solicitation.  As of the Record Date and May 28 , 2010, the approximate date on which this Proxy Statement and the GOLD proxy card are being mailed to shareholders, Perceptive is the beneficial owner of 6,476,446 shares of Common Stock, which represents approximately 20.3% of the Common Stock issued and outstanding and 1,850,000 shares of which are held of record by Perceptive.  In addition, Perceptive holds a warrant, acquired from the Company in March 2008, to purchase 925,000 shares of Common Stock at an exercise price of $3.62 per share, which warrant expires on March 11, 2013.  Pursuant to a provision of such warrant, the warrant is not currently exercisable due to Perceptive’s beneficial ownership exceeding certain thresholds and, therefore, is not included in beneficial ownership amounts herein.

Perceptive Advisors LLC is the investment manager of Perceptive.  Joseph E. Edelman, a current director of Penwest, is the Managing Member of Perceptive Advisors LLC.

In the past, Perceptive has held some of its shares in commingled margin accounts, which extend margin credit to Perceptive, as and when required, to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and credit policies.  In such instances, the positions held in the margin accounts were pledged as collateral security for the repayment of debit balances in the accounts.  The margin accounts from time to time may have had debit balances. Since other securities were held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock reported herein.  As of the date of this Proxy Statement, no shares of Common Stock are held in margin accounts or otherwise pledged as security.

Perceptive is primarily engaged in the business of investing.  The principal business of Perceptive Advisors LLC is acting as the investment manager of Perceptive.

The principal occupation of Mr. Edelman is acting as the Managing Member of Perceptive Advisors LLC, the investment manager of Perceptive.  Mr. Edelman’s business address is c/o Perceptive Advisors LLC, 499 Park Avenue, 25th Floor, New York, New York 10022.

Joseph E. Edelman is the beneficial owner of 6,476,446 shares of the Common Stock beneficially owned by Perceptive (20.3% of the Common Stock issued and outstanding) and a warrant to purchase 925,000 shares of Common Stock, which is not currently exercisable, owned by Perceptive.

Mr. Edelman has informed us that the SEC, and the Financial Industry Regulation Authority (“FINRA”), conducted inquiries into various short sales that were placed by Mr. Edelman and others associated with Perceptive Advisors LLC in 2005 and 2006 on behalf of a broker-dealer that Mr. Edelman was associated with during such time and Perceptive Life Sciences Master Fund Ltd.  This FINRA Matter was resolved on or about December 18, 2008 pursuant to the terms of a letter of acceptance, waiver and consent entered into by Mr. Edelman and other persons, including persons associated with Perceptive Advisors LLC.  Pursuant to the letter of acceptance, waiver and consent, Mr. Edelman agreed to the payment of a fine, which was paid by Mr. Edelman from the assets of Perceptive Advisors LLC.  Fines were also imposed against some of the other parties associated with Perceptive Advisors LLC, none of which were paid by Perceptive Life Sciences Master Fund Ltd.

On October 20, 2009, an inquiry conducted by the SEC’s New York Regional Office concerning primarily the same secondary offerings that were the subject of the letter of acceptance, waiver and consent was formally resolved.  Pursuant to the order issued in connection with the resolution, Perceptive Advisors LLC agreed to disgorge profits and pay pre-judgment interest and a fine.  These amounts have been paid by Perceptive Advisors LLC and were not paid by Perceptive Life Sciences Master Fund Ltd.

Because Perceptive Advisors LLC and Joseph E. Edelman, a current director of Penwest, may directly or indirectly exercise control over Perceptive, they may be deemed to beneficially own the shares held by Perceptive and, together with Perceptive, also may be deemed to be participants in the solicitation of GOLD proxies for the Annual Meeting.

The principal executive office of Perceptive, Perceptive Advisors LLC and Joseph E. Edelman is 499 Park Avenue, 25th Floor, New York, New York 10022.

The foregoing percentages were calculated based on the 31,877,826 shares of Common Stock outstanding as of the Record Date, as reflected in the Penwest Proxy Statement.

For information regarding purchases and sales of securities of Penwest during the past two years by Perceptive and its affiliates, see the information below under the heading “The Participants’ Transactions in the Company’s Securities.”

Other Participants in the Solicitation

As Nominees, Roderick Wong, M.D., Saiid Zarrabian and John G. Lemkey are also considered participants in this solicitation.  Additional information concerning these individuals is set forth below.

Roderick Wong, M.D.

The principal occupation of Dr. Wong is acting as the Managing Member of RTW Investments.  Dr. Wong’s business address is c/o RTW Investments, LLC, 1350 Avenue of the Americas, 28th Floor, New York, New York 10019.

Roderick Wong, M.D. does not have voting or dispositive power or hold of record any shares of Common Stock.

Saiid Zarrabian

The principal occupation of Mr. Zarrabian is serving as Principal of Zarrabian Consulting.  Mr. Zarrabian’s business address is P.O. Box 675765, Rancho Santa Fe, California 92067.

Saiid Zarrabian does not have voting or dispositive power or hold of record any shares of Common Stock.

John G. Lemkey

The principal occupation of Mr. Lemkey is serving as Chief Financial Officer of Tang Capital Management, LLC.  Mr. Lemkey’s business address is c/o Tang Capital Management, LLC, 4401 Eastgate Mall, San Diego, California 92121.

Mr. Lemkey does not beneficially own any Common Stock.  Pursuant to his employment by Tang Capital Management, LLC, Mr. Lemkey is a participant in a deferred compensation plan, and the value of his plan account is indexed to the performance of Tang Capital, which owns Common Stock.   Mr. Lemkey is also a participant in the Tang Advisors, LLC Profit Sharing Plan, which owns Common Stock, and a portion of Mr. Lemkey’s account balance in such plan is based on the market value of the Common Stock.

Additional Information Concerning Participants and Their Associates

Tang Capital and Perceptive reserve the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

With the exception of the items listed below, all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act by the Participants and which were furnished to the Company during the fiscal year ended December 31, 2009 were filed on a timely basis.

The Forms 4’s filed by Perceptive on the following dates were not timely filed with the SEC: February 5, 2008, February 19, 2008, February 22, 2008, March 10, 2008, March 20, 2008, April 1, 2008, May 12, 2008, May 20, 2008, July 17, 2008, October 23, 2008, November 6, 2008, January 6, 2009, January 12, 2009, January 28, 2009, March 3, 2009 and March 31, 2009.

THE PARTICIPANTS’ TRANSACTIONS IN THE COMPANY’S SECURITIES

Set forth below are the dates and amounts of purchases and sales of shares of the Company’s Common Stock within the last two years by Tang Capital and its affiliates. Except as set forth below, neither Tang Capital nor any of its affiliates have purchased or sold securities of the Company in the last two years.

Entity	Transaction	Security	Trade Date	Shares
Tang Capital Partners, LP	Purchase	Common Stock	5/15/2008	49,100
Tang Capital Partners, LP	Purchase	Common Stock	5/16/2008	85,400
Tang Capital Partners, LP	Purchase	Common Stock	5/19/2008	85,846
Tang Capital Partners, LP	Purchase	Common Stock	5/20/2008	76,143
Tang Capital Partners, LP	Sale	Common Stock	5/23/2008	(21,760)
Tang Capital Partners, LP	Sale	Common Stock	5/27/2008	(3,960)
Tang Capital Partners, LP	Sale	Common Stock	5/28/2008	(20,000)
Tang Capital Partners, LP	Sale	Common Stock	5/29/2008	(24,280)
Tang Capital Partners, LP	Sale	Common Stock	6/3/2008	(20,000)
Tang Capital Partners, LP	Sale	Common Stock	6/10/2008	(20,800)
Tang Capital Partners, LP	Sale	Common Stock	6/11/2008	(58,898)
Tang Capital Partners, LP	Sale	Common Stock	6/12/2008	(14,487)
Tang Capital Partners, LP	Purchase	Common Stock	6/18/2008	87,511
Tang Capital Partners, LP	Purchase	Common Stock	6/19/2008	16,000
Tang Capital Partners, LP	Sale	Common Stock	6/27/2008	(5,000)
Tang Capital Partners, LP	Purchase	Common Stock	6/30/2008	11,062
Tang Capital Partners, LP	Purchase	Common Stock	7/1/2008	38,938
Tang Capital Partners, LP	Sale	Common Stock	7/7/2008	(45,000)
Tang Capital Partners, LP	Sale	Common Stock	7/9/2008	(300)
Tang Capital Partners, LP	Sale	Common Stock	7/17/2008	(40,500)
Tang Capital Partners, LP	Sale	Common Stock	7/18/2008	(75,015)
Tang Capital Partners, LP	Sale	Common Stock	8/1/2008	(75,000)
Tang Capital Partners, LP	Sale	Common Stock	8/5/2008	(25,000)
Tang Capital Partners, LP	Purchase	Common Stock	9/26/2008	55,361
Tang Capital Partners, LP	Purchase	Common Stock	9/29/2008	34,369
Tang Capital Partners, LP	Purchase	Common Stock	10/6/2008	10,000
Tang Capital Partners, LP	Purchase	Common Stock	10/6/2008	6,477
Tang Capital Partners, LP	Purchase	Common Stock	10/7/2008	115,823
Tang Capital Partners, LP	Purchase	Common Stock	10/8/2008	401,614
Tang Capital Partners, LP	Purchase	Common Stock	10/8/2008	12,453
Tang Capital Partners, LP	Purchase	Common Stock	10/9/2008	16,920
Tang Capital Partners, LP	Purchase	Common Stock	10/10/2008	108,080
Tang Capital Partners, LP	Purchase	Common Stock	10/20/2008	2,122
Tang Capital Partners, LP	Purchase	Common Stock	10/21/2008	7,023
Tang Capital Partners, LP	Purchase	Common Stock	10/22/2008	35,456
Tang Capital Partners, LP	Purchase	Common Stock	10/27/2008	13,644
Tang Capital Partners, LP	Purchase	Common Stock	10/28/2008	26,755
Tang Capital Partners, LP	Purchase	Common Stock	10/29/2008	14,441
Tang Capital Partners, LP	Purchase	Common Stock	10/30/2008	17,500
Tang Capital Partners, LP	Purchase	Common Stock	10/31/2008	27,424
Tang Capital Partners, LP	Purchase	Common Stock	11/3/2008	10,390
Tang Capital Partners, LP	Purchase	Common Stock	11/4/2008	1,000
Tang Capital Partners, LP	Purchase	Common Stock	11/6/2008	147,200
Tang Capital Partners, LP	Purchase	Common Stock	11/7/2008	230,717
Tang Capital Partners, LP	Purchase	Common Stock	11/10/2008	151,992
Tang Capital Partners, LP	Sale	Common Stock	11/10/2008	(7,672)
Tang Capital Partners, LP	Purchase	Common Stock	11/10/2008	709,000
Tang Capital Partners, LP	Purchase	Common Stock	11/12/2008	179,435
Tang Capital Partners, LP	Purchase	Common Stock	11/14/2008	830,000
Tang Capital Partners, LP	Purchase	Common Stock	11/14/2008	7,672
Tang Family Trust	Purchase	Common Stock	12/31/2008	147,500
Tang Advisors, LLC Profit Sharing Plan	Purchase	Common Stock	12/31/2008	77,500
Chang L. Kong	Purchase	Common Stock	12/31/2008	37,500
Chung W. Kong	Purchase	Common Stock	12/31/2008	36,500
Tang Capital Partners, LP	Purchase	Common Stock	12/31/2008	661,000
Tang Capital Partners, LP	Purchase	Common Stock	1/9/2009	1,015,000
Tang Capital Partners, LP	Purchase	Common Stock	2/17/2009	665,000
Tang Capital Partners, LP	Purchase	Common Stock	2/19/2009	45,000
Tang Capital Partners, LP	Purchase	Common Stock	2/23/2009	24,140
Tang Capital Partners, LP	Purchase	Common Stock	2/24/2009	1,300
Tang Capital Partners, LP	Purchase	Common Stock	2/25/2009	69,200
Tang Capital Partners, LP	Purchase	Common Stock	3/5/2009	85,000
Tang Capital Partners, LP	Purchase	Common Stock	3/6/2009	101,500
Tang Capital Partners, LP	Purchase	Common Stock	3/6/2009	207,800
Tang Capital Partners, LP	Purchase	Common Stock	3/9/2009	296,362
Tang Capital Partners, LP	Purchase	Common Stock	3/10/2009	35,000
Tang Capital Partners, LP	Purchase	Common Stock	3/11/2009	4,100
Tang Capital Partners, LP	Purchase	Common Stock	3/11/2009	21,000

Set forth below are the dates and amounts of purchases and sales of shares of the Company’s Common Stock, as well as Company options and derivatives, within the last two years by Perceptive and its affiliates.  Except as set forth below, Perceptive and its affiliates have not purchased or sold securities of the Company in the last two years.

Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	5/6/2008	2,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	5/6/2008	25
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	5/14/2008	2,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	5/14/2008	25
Managed Account	Purchase	Common Stock	6/20/2008	3,500
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	6/20/2008	91,500
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	6/20/2008	27,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	6/20/2008	915
Perceptive Life Sciences Master Fund Ltd.	Assigned	June 2009 $5.00 Put Option	6/20/2008	275
Managed Account	Assigned	June 2009 $5.00 Put Option	6/20/2008	35
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	9/26/2008	4,500
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	9/26/2008	45
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	10/14/2008	300
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	10/14/2008	3
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	10/24/2008	3,000
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	10/24/2008	30
Managed Account	Purchase	Common Stock	12/29/2008	2,300
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	12/29/2008	4,700
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	12/29/2008	47
Managed Account	Assigned	January 2009 $5.00 Put Option	12/29/2008	23
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	1/5/2009	25,000
Perceptive Life Sciences Master Fund Ltd.	Assigned	January 2009 $5.00 Put Option	1/5/2009	250
Perceptive Life Sciences Master Fund Ltd.	Purchase	Common Stock	1/16/2009	23,900
Managed Account	Other*	Common Stock	1/30/2009	(2,300)
Managed Account	Other*	Common Stock	3/6/2009	(274,362)

* These transactions reflect the termination of the investment discretion of Perceptive Advisors LLC over the managed account.  As a result of this termination, neither Perceptive Advisors LLC nor Mr. Joseph E. Edelman has voting or dispositive power or investment discretion over these shares.

The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, NJ 07071
Banks & Brokers call: (201) 806-2214
Shareholders call: (866) 620-7619

▼ PLEASE FOLD HERE AND RETURN ENTIRE CARD ▼

PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS OF PENWEST PHARMACEUTICALS CO.
TO BE HELD JUNE 22, 2010

SOLICITED ON BEHALF OF TANG CAPITAL PARTNERS, LP,
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.
AND THE NOMINEES LISTED BELOW.

THIS PROXY IS NOT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints and constitutes each of Kevin C. Tang and Joseph E. Edelman (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co. (the “Company”) to be held on June 22, 2010, at 10:00 a.m. (local time) at The Ethan Allen Hotel, 21 Lake Avenue Extension, Danbury, Connecticut 06811, and at any adjournments, postponements or continuations thereof, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting that were not known a reasonable time before the solicitation of  proxies, including to vote for the election of a substitute nominee for director as such person or persons may select in the event a nominee becomes unable or is unwilling to serve as director or for one or more additional nominees for director as such person or persons may select in the event the number of directors to be elected at the meeting is increased.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 22, 2010:  Tang Capital and Perceptive’s Proxy Statement is available at http://www.shareholdermaterial.com/penwestchange .  At this website, Tang Capital and Perceptive’s Proxy Statement, Tang Capital and Perceptive’s additional proxy solicitation material and Tang Capital and Perceptive’s proxy card will be available.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL CAUSE YOUR SHARES TO BE VOTED AS YOU DIRECT.  IF YOU RETURN THIS PROXY, PROPERLY EXECUTED, WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO “ABSTAIN” FROM VOTING WITH RESPECT TO PROPOSAL 2.

This proxy will be valid for the Annual Meeting only.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
SEE REVERSE SIDE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT THOSE NOMINEES WRITTEN BELOW

PROPOSAL 1: To elect Roderick Wong, M.D., Saiid Zarrabian and John G. Lemkey (each a “Nominee” and, collectively, the “Nominees”) to serve as directors of the Company until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
FOR ALL NOMINEES

	☐	☐	☐
NOMINEES:
- Roderick Wong, M.D.
- Saiid Zarrabian
- John G. Lemkey

Tang Capital and Perceptive intend to use this proxy to vote FOR Dr. Wong, and Messrs. Zarrabian and Lemkey.  Tang Capital and Perceptive are NOT seeking authority to vote with respect to any individual not named herein and WILL NOT exercise any such authority.  You should refer to the Penwest Proxy Statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Nominee, mark the “FOR ALL NOMINEES EXCEPT THOSE NOMINEES WRITTEN BELOW” box and write the name(s) of the Nominee(s) you do not support on the line below such box. Your shares will be voted for the remaining Nominee(s).

TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES, DR.
WONG AND MESSRS. ZARRABIAN AND LEMKEY, TO THE BOARD OF DIRECTORS OF THE COMPANY.

	FOR	AGAINST	ABSTAIN
PROPOSAL 2: To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 2010.	☐	☐	☐

TANG CAPITAL AND PERCEPTIVE TAKE NO POSITION ON PROPOSAL 2.

No other matters are currently known to be brought before the meeting. However, proxies are authorized to vote upon such other business as may properly come before the meeting, which was not known a reasonable time before the solicitation of the proxy.

Please sign exactly as name appears below. When joint tenants hold Shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date: ______________, 2010

(Signature)

Signature (if held jointly)

(Title, if any)

IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.  PLEASE SIGN
EXACTLY AS THE NAME APPEARS ON THIS PROXY.